                                                                   EXHIBIT 10.32


                                                                 [CITIBANK LOGO]


                                                              [Stamped: RECEIVED
                                                                     SEP 19 2002
                                                           REGISTER OF COMPANIES
                                                                        BERMUDA]


                                PLEDGE AGREEMENT


PLEDGE AGREEMENT, dated as of 19 SEPTEMBER 2002, (this "Agreement") made among Allied World Assurance Company Ltd, a company organized and existing under the laws of Bermuda (the "Pledgor"), and Citibank, N.A. (the "Pledgee").


      PRELIMINARY STATEMENTS.

      (1) The Pledgor and the Pledgee have entered into a master agreement (as form time to time amended, the "Master Agreement") pursuant to which the Pledgee may, from time to time in its sole discretion, issue for the account of the Pledgor letters of credit or similar or equivalent instruments (each a "Credit" and, collectively, the "Credits").

      (2) The Pledgor has agreed to collateralize its obligations to the Pledgee that result from time to time under the Master Agreement and in respect of the Credits issued thereunder, whether now existing or from time to time hereafter incurred or arising, as such obligations are more fully defined in Section 3 of this Agreement as the Secured Obligations.

      (3) The Pledgor and the Pledgee desire to execute and deliver this Agreement for the purpose of securing the Secured Obligations (as such term is defined in Section 3 below) and subjecting the property hereinafter described to the Lien of this Agreement as security for the performance of the Secured Obligations.

      (4) The Pledgor has opened account number (the "Account") with Mellon Bank at its office at One Mellon Bank Centre, Room 151 - 1570, Pittsburgh, PA 15258-0001 United States of America.

      NOW, THEREFORE, in consideration of the premises and in order to induce the Pledgee to enter into transactions with and to provide services to the Pledgor and its subsidiaries pursuant to separate agreements or arrangements between such persons and the Pledgee, the parties hereto hereby agree as follows:

      Section 1. Defined Terms. Except as otherwise expressly provided herein, capitalized terms used herein shall have the meaning assigned to such terms in Appendix A.

      Section 2. Grant of Security. Subject to and in accordance with the provisions of this Agreement, the Pledgor hereby assigns, pledges and grants to the Pledgee a first priority security interest in and a Lien on all of the Pledgor's right, title and interest, whether now owned or hereafter acquired, in all of the following (collectively, the "Collateral"):

            (i)   the Account;

            (ii) the Securities and any Instruments or other Financial Assets credited to the Account (the "Pledged Securities") including, without limitation Securities of the type and in the aggregate amounts specified in Schedule I hereto and any Securities Account and Security Entitlement in respect of the Account, the Pledged Securities or any of them;

            (iii) all additional Investment Property (including without limitation) Securities, Security Entitlements, Financial Assets, or other property and all funds, cash or cash equivalents (together with any applicable Account or Securities Account) from time to time; and

                                                                 [CITIBANK LOGO]

            (iv) All proceeds (including, without limitation, cash proceeds) of any or all of the foregoing, including without limitation, proceeds that constitute property of the types described in clauses (i), (ii) and (iii) above.

      Section 3. Security of Obligations. This Agreement secures the payment of all obligations of the Pledgor now or hereafter existing under the Master Agreement and in respect of the Credits issued thereunder, and this Agreement, whether for principal, interest, fees, expenses or otherwise and the payment of any and all expenses (including reasonable counsel fees and expenses) incurred by the Pledgee in enforcing any rights under this Agreement (all such obligations being the "Secured Obligations").

      Section 4. Delivery of Security Collateral. On or prior to the date hereof, the Pledgor shall transfer or credit, or cause to be transferred or credited, all of the Pledged Securities to the Pledgee or to an Account or a Securities Account under arrangements acceptable to the Pledgee in its sole discretion. Pledgor shall deliver all other Collateral to the Pledgee or to a Securities Intermediary subject to the control of the Pledgee under arrangements acceptable to the Pledgee in its sole discretion. Upon the occurrence and during the continuance of an Event Default (as hereafter defined), the Pledgee shall have the right, at any time it reasonably determines is necessary or desirable to enable the Pledgee to better perfect or protect the security interests granted hereunder, upon notice to the Pledgor, to transfer to or to register in the name of the Pledgee or any of its nominees any or all of the Collateral.

      Section 5. Use of Proceeds. Proceeds that are received in respect of any Collateral shall be held as cash held as Collateral as provided in Section 2 of this Agreement.

      Section 6. Representations and Warranties. The Pledgor represents and warrants as follows:

            (a) The Pledgor is a corporation duly organized and, validly existing under the laws of its incorporation and has all requisite corporate power and authority (including, without limitation, all governmental licenses, permits and other approvals except where such failure would not have a material adverse effect on the Pledgor's business), to own or lease and operate its properties and to carry on its business as now conducted and as proposed to be conducted. All of the outstanding capital stock of the Pledgor has been validly issued, is fully paid and non-assessable.

            (b) The execution, delivery and performance by the Pledgor of this Agreement, and the consummation of the transactions contemplated hereby, are within the Pledgor's corporate powers and have been duly authorized by all necessary corporate action.

            (c) The execution, delivery and performance by the Pledgor of this Agreement and the consummation of the transactions contemplated hereby, do not and will not (i) violate any provision of law, rule or regulation applicable to the Pledgor; (ii) conflict with the charter or bylaws or substantively similar constitutive documents of the Pledgor; or (iii) conflict with or result in a breach of, or constitute a default under, or result in the creation or imposition of any Lien upon any of the property or assets of the Pledgor or any of its subsidiaries, under any indenture, loan agreement, mortgage, deed of trust or other instrument or agreement to which the Pledgor or any of its subsidiaries may be or become a party or by which it may be or become bound or to which the property or assets of the Pledgor of any of its subsidiaries may be or become subject.

                                                                 [CITIBANK LOGO]

            (d) No consent of any other Person and no authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or other third party is required either (i) for the grant by the Pledgor of the assignment and security interest granted hereby, for the pledge by the Pledgor of the Collateral pursuant hereto or for the execution, delivery or performance of this Agreement by the Pledgor, (ii) for the perfection or maintenance of the pledge, assignment and security interest created hereby (including the first priority nature of such pledge, assignment or security interest) or (iii) for the exercise by the Pledgee of its rights provided for in this Agreement or the remedies in respect of the Collateral pursuant to this Agreement, except as may be required in connection with the disposition of any portion of the Collateral by laws affecting the offering and sale of securities generally or as may be applicable to the Pledgee.

            (e) This Agreement has been duly executed and delivered by the Pledgor. This Agreement constitutes, or when executed and delivered will constitute, the legal, valid and binding obligation of the Pledgor enforceable against the Pledgor in accordance with its terms, subject as to enforceability to applicable bankruptcy, insolvency, and similar laws affecting creditors' rights generally.

            (f) The Pledgor is the legal and beneficial owner of the Collateral and Pledgor has and shall at all times have rights in, and good and valid title to, the Collateral, free and clear of all Liens and "adverse claims" (as such term is defined in Section 8-102(a)(1) of the NYUCC).

            (g) To the best of the Pledgor's knowledge, no default has occurred under or with respect to any Collateral as of the date hereof.


            (h) (i) This agreement and the pledge and assignment of the Collateral pursuant hereto create a valid security in the Collateral, securing the payment of the Secured Obligations, (ii) this Agreement and the related Account Control Agreement, dated 19 SEPTEMBER, 2002, by and among the Pledgor, the Pledgee and Mellon Bank are sufficient to perfect such security interest, and (iii) assuming the Pledgee has no notice of any Liens or "adverse claims" (as such terms is defined in Section 8- 102(a)(1) of the NYUCC) with respect to the collateral, the Pledgee will take the Collateral free and clear of all Lien and adverse claims.


            (i) The Pledgor is subject to civil and commercial law with respect to its obligations hereunder, and the execution, delivery and performance by the Pledgor of its obligations under this Agreement constitute private and commercial acts rather than public or governmental acts. Neither the Pledgor or any of its properties has any immunity from jurisdiction of any court or from set-off or any legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) under the laws Bermuda.

            (j) (A) This Agreement is in proper legal form under all applicable laws of Bermuda for the enforcement thereof against the Pledgor in accordance with its terms. To ensure the legality, validity, enforceability or admissibility into evidence of this Agreement it is not necessary that this Agreement or any other document be filed or recorded with any governmental authority of Bermuda or that any stamp or similar tax be paid on or in respect of this Agreement or any other document delivered pursuant hereto.

                                                                 [CITIBANK LOGO]

                  (B) It is not necessary (X) in order for the Pledgee to enforce any rights or remedies under this Agreement or (Y) solely by reason of the execution delivery and performance of this Agreement by the Pledgee, that the Pledgee be licensed or qualified with Bermudian governmental authority or be entitled to carry on business in Bermuda.

            (k)   The Pledgor shall cause Securities of the type specified on
            Schedule I to be pledged as Collateral so that at all times the fair market value of such Securities shall equal or exceed an amount equal to 115% of the aggregate amount of the then outstanding Credits; and without limiting the foregoing, if at any time the Pledgor is not in compliance with the requirements of this subsection (k), the Pledgor shall forthwith cause additional Securities of the type specified on Schedule I to be held as Collateral pursuant to Section 2 to the extent required to cause the Pledgor to be in compliance with this subsection (k).

      Section 7 Further Assurances.

            (a) The Pledgor agrees that from time to time, at the expense of the Pledgor, the Pledgor will promptly execute and deliver all further Instruments and documents, and take all further action, that may be necessary or desirable, or that the Pledgee may reasonably request, in order to continue, perfect and protect any pledge, assignment or security interest granted or purported to be granted hereby or to enable the Pledgee to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the foregoing, the Pledgor will execute and file such financing or continuation statements, or amendments thereto, and such other Instruments or notices, as may be necessary or desirable, or as the Pledgee may request, in order to perfect and preserve the pledge, assignment and security interest granted or purported to be granted hereby.

            (b) The Pledgor hereby authorizes the Pledgee to file one or more financing or continuation statements, and amendments thereto, relating to all or any part of the Collateral without the signature of the Pledgor where permitted by law. A photocopy or other reproduction of this Agreement or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement where permitted by law.

            In making the representations and warranties hereunder, Pledgor has assumed that the Pledgee has registered a charge with respect to the Collateral pursuant to Section 55 of the Bermuda Companies Act of 1981.

      Section 8. Distributions.

            (a) Other than upon and during the continuance of an Event of Default (as hereinafter defined), the Pledgor shall be entitled to receive and retain any and all distributions paid in respect of the Pledged Securities; provided, however, that any and all

                        (i) distributions paid or payable other than in cash in respect of, and Instruments, Financial Assets and other property received, receivable or otherwise distributed in respect of, or in exchange for, any Collateral and

                        (ii) cash paid, payable or otherwise distributed in respect of principal of, or in redemption of, or in exchange for, any Collateral,

                                                                 [CITIBANK LOGO]

                        shall be, and shall be forthwith delivered to the Pledgee to hold as Collateral subject to the Pledgor's right to withdraw all Collateral in excess of the Required Account Value as Provided in Section 3 of the Account Control Agreement and shall, if received by the Pledgor, be received in trust for the benefit of the Pledgee, be segregated from the other property or funds of the Pledgor and be forthwith delivered to the Pledgee as Collateral in the same form as so received (with any necessary endorsement) to the extent the Collateral is less than the Required Account Value.

            (b) For the purpose of this section 8 and Sections 4 and 14 hereof, the terms "Events of Default" shall mean a failure of the Pledgor to perform in any in any material respect any of its obligations under the Master Agreement or this Agreement, which failure shall continue unremedied for ten (10) business days after written notice thereof shall have been given by the Pledgee to the Pledgor.

            (c) The Pledgee shall execute and deliver (or cause to be executed and delivered) to the Pledgor all such proxies and other instruments as the Pledgor may reasonably request for the purpose of enabling the Pledgor to receive the interest payments that it is authorized to receive and retain pursuant to paragraph (a) above.

      Section 9. Transfer and Other Liens. The Pledgor shall not (i) sell, assign or otherwise dispose of, or grant any option with respect to, any of the Collateral, or (ii) create or suffer to exist any Lien upon or with respect to any of the Collateral, including any right to give any Entitlement Order with respect to the Collateral, except for the pledge, assignment and security interest created by this Agreement.

      Section 10. Pledgee Appointed Attorney-in-Fact. The Pledgor hereby irrevocably appoints the Pledgee the Pledgor's attorney-in-fact, with fully authority upon failure to perform any of the obligations under the Master Agreement or this Agreement in the place and stead of the Pledgor and in the name of the Pledgor or otherwise, from time to time to take any action and to execute any instrument that the Pledgee may deem necessary or advisable to accomplish the purposes of this Agreement.

      Section 11. Pledgee May Perform. If the Pledgor fails to perform any agreement contained herein, after receipt of a written request from the Pledgee to do so, the Pledgee may (but shall have no obligation to) itself perform, or cause performance of, such agreement, and the reasonable expenses of the Pledgee incurred in connection therewith shall be payable by the Pledgor under Section 15(b) hereof.

      Section 12. The Pledgee's Duties. The powers conferred on the Pledgee hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the safe custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Pledgee shall have no duty as to any Collateral, as to ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Collateral, whether or not the Pledgee has or is deemed to have knowledge of such matters, or as to the taking of any necessary steps to preserve rights against any parties or any other rights pertaining to any Collateral. The Pledgee shall be deemed to have exercised reasonable care in the custody and preservation of any Collateral in its possession if such Collateral is accorded treatment substantially equal to that which the Pledgee accords its own property.

                                                                 [CITIBANK LOGO]

      Section 13. Security Interest Absolute. The obligations of the Pledgor under this Agreement are independent of the Secured Obligations and any agreement with respect to the Secured Obligations, and a separate action or actions may be brought and prosecuted against the Pledgor to enforce this Agreement, irrespective of whether any action is brought against the Pledgor or whether the Pledgor is joined in any such action or actions. All rights of the Pledgee and the pledge, assignment and security interest hereunder, and all obligations of the Pledgor hereunder, shall be absolute and unconditional, irrespective of:

            (a) any lack of validity or enforceability of the Master Agreement or any other agreement or instrument relating thereto;

            (b) any change in the time, manner or place of payment of, or in any other term of, all or any of Secured Obligations or any other amendment or waiver of or any consent to any departure from this Agreement or the Master Agreement, including, without limitation, any increase in the Secured Obligations;

            (c) any taking, exchange, release or non-perfection of any other collateral, or any taking, release or amendment or waiver of or consent to departure from any guaranty for all or any of the Secured Obligations;

            (d) any manner of application of the Collateral, or proceeds thereof, to all or any of the Secured Obligations, or any manner of sale or other disposition of any Collateral for all or any of the Secured Obligations or any other assets of the Pledgor or any of its subsidiaries;

            (e) any change, restructuring or termination of the corporate structure or existence of the Pledgor or any of its subsidiaries; or

            (f) any other circumstance that might otherwise constitute a defense available to, or a discharge of, the Pledgor or a third party grantor of a security interest.

      Section 14. Remedies. If an Event of Default shall occur and be continuing:

            (a) The Pledgee may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party upon default under the NYUCC and also may without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of the Pledgee's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Pledgee may deem commercially reasonable. The Pledgor agrees that, to the extent notice of sale shall be required by law, at least ten days' notice to the Pledgor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Pledgee shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Pledgee may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

            (b) All cash proceeds received by the Pledgee in respect of any sale of, collection from, or other realization upon all or any part of the Collateral may, in the discretion of the Pledgee, be held by the Pledgee as collateral for, and/or then or at any time thereafter applied (after payment of any amounts payable to the Pledgee pursuant to Section 15) in whole or in part by the Pledgee against, all or any part of the Secured Obligations in such order as the Pledgee shall elect. Any surplus of such cash or cash proceeds held by the Pledgee and remaining after payment in full of all the Secured Obligations shall be paid over to the Pledgor or to whomsoever may be lawfully entitled to receive such surplus.

                                                                 [CITIBANK LOGO]

            (c) The Pledgee may, without notice to the Pledgor except as required by law and at any time or from time to time, charge, set-off and otherwise apply all or any part of the Secured Obligations against the Collateral or any part thereof.

      Section 15. Indemnity and Expenses.

            (a) The Pledgor agrees to indemnify the Pledgee and their affiliates and their officers, directors, employees, agents, attorneys and advisors from and against any and all claims, damages, losses and liabilities growing out of or resulting from this Agreement (including, without limitation, enforcement of this Agreement), except claims, damages, losses or liabilities resulting from the Pledgee's gross negligence or willful misconduct.

            (b) The Pledgor will upon demand pay to the Pledgee the amount of any and all reasonable expenses, including the reasonable fees and expenses of its counsel and of any experts and agents, that the Pledgee may incur in connection with (i) the administration of this Agreement, (ii) the custody, preservation, use or operation of, or the sale of, collection from or other realization upon, any of the Collateral, (iii) the exercise or enforcement (whether through negotiations, legal proceedings or otherwise) of any of the rights of the Pledgee hereunder or (iv) the failure by the Pledgor to perform or observe any of the provisions hereof.

      Section 16. Amendments; Waivers; Etc. No amendment or waiver of any provision of this Agreement, and no consent to any departure by the Pledgor herefor, shall in any event be effective unless the same shall be in writing and signed by the Pledgee, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No failure on the part of the Pledgee to exercise, and no delay in exercising any right hereunder, shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right.

      Section 17. Addresses for Notices. All notices and other communications provided for hereunder shall be in writing (including telecopier, telegraphic, telex or cable communication) and, mailed telegraphed, telecopied, telexed, cabled or delivered if to the Pledgor at 29 Richmond Road, HM 08, Hamilton HMAX, Bermuda or, as to either party, at such other address as shall be designated by such party in a written notice to each other party complying as to delivery with the terms of this Section 17. All such notices and communications shall, when mailed, telecopied, telegraphed or telexed, be effective five Business Days after deposit in the mail, or when telecopied, delivered to the telegraph company or confirmed by telex answerback, respectively, except that notices and communications to the Pledgee shall not be effective until received by the Pledgee. Delivery by telecopier of an executed counterpart of any amendment or waiver of any provision of this Agreement or of any Exhibit hereto to be executed and delivered hereunder shall be effective as delivery of a manually executed counterpart thereof.

      Section 18. Continuing Security Interest; Assignments. This Agreement shall create a continuing security interest in the Collateral and shall
      (a) remain in full force and effect until the payment in full in cash of the Secured Obligations, (b) be binding upon the Pledgor and the Pledgee and their respective successors and assigns and (c) inure, together with the rights and remedies of the Pledgee and its respective successors, transferees and assigns. Without limiting the generality of the foregoing clause (c), the Pledgee may assign or otherwise transfer to any other Person all or any portion of its rights and obligations under this Agreement to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to the Pledgee herein or otherwise. The Pledgor will, at its own expense, make, execute, endorse, acknowledge, file

                                                                 [CITIBANK LOGO]

      and/or deliver to the Pledgee such confirmatory assignments, conveyances, financing statements, transfer endorsements, powers of attorney, certificates, reports and other assurances or instruments and take such further steps related to the Collateral and other property or rights covered by the security interest hereby granted, which the Pledgee deems reasonably advisable to perfect, preserve or protect its security interest in the Collateral, including any actions which may be required or advisable as a result of any amendment or supplement to applicable laws, including the NYUCC.

      Section 19. Release and Termination. Upon the later of the payment in full in cash of the Secured Obligations or any termination as provided in Master Agreement, the pledge, assignment and security interest granted hereby shall terminate and all rights to be Collateral shall revert to the Pledgor. Upon any such termination, the Pledgee will, at the Pledgor's expense execute and deliver to the Pledgor such documents as the Pledgor shall reasonably request to evidence such termination.

      SECTION 20. GOVERNING LAW; TERMS. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, EXCEPT TO THE EXTENT THAT THE VALIDITY OR PERFECTION OF THE SECURITY INTEREST HEREUNDER IN RESPECT OF ANY PARTICULAR COLLATERAL IS MANDATORILY GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK, IN WHICH CASE THE LAWS OF SUCH OTHER JURISDICTION SHALL GOVERN SUCH MATTERS.

      Section 21. Jurisdiction, Venue.

            (a) The Pledgor hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York State or Federal court (to the extent such court has subject matter jurisdiction) sitting in New York City and any appellate court from any thereof in any action or proceeding arising out of or relating to this Agreement or for the recognition and enforcement of any judgment, and the Pledgor hereby irrevocably and unconditionally agrees that all claims in respect of such action or proceeding may be heard and determined in such New York State court or in such Federal court. The Pledgor hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. The Pledgor hereto irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement in any New York State or federal court. The Pledgor hereby irrevocably waives, to the fullest extent it may effectively do so, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court. The Pledgor irrevocably consents to the service of any and all process in any such action or proceeding by the mailing of copies of such process to such Pledgor at its address specified in Section 17. The Pledgor agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by applicable law.

            (b) Nothing in this Section 21 shall affect the right of the Pledgee to serve legal process in any other manner permitted by applicable law or affect any right which the Pledge would otherwise have to bring any action or proceeding against the Pledgor or its property in the courts of any other jurisdiction.

                                                                 [CITIBANK LOGO]

            (c) To the extent that the Pledgor has or hereafter may acquire any immunity from jurisdiction of any court or from any legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) with respect to itself or its property, the Pledgor to the extent permitted by law hereby irrevocably waives such immunity in respect of its obligations under this Agreement and, without limiting the generality of the foregoing, agrees that the waives set forth in this subsection (c) shall have the fullest scope permitted under the United States Foreign Sovereign Immunities Act of 1976, as amended, and are intended to be irrevocable for purposes of such Act.

      SECTION 22. WAIVER OF JURY TRAIL. EACH OF THE PLEDGOR AND THE PLEDGEE HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREBY OR THE ACTIONS OF THE PLEDGEE IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE OR ENFORCEMENT HEREOF.

      Section 23. Execution in Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by telecopier shall be effective as delivery of a manually executed counterpart of this Agreement.

      Section 24. Severability. If any term or provision of this Agreement is or shall become illegal, invalid or unenforceable in any jurisdiction, all other terms and provisions of this Agreement shall remain legal, valid and enforceable in such jurisdiction and such illegal, invalid or

                                                                 [CITIBANK LOGO]

      unenforceable provision shall be legal, valid and enforceable in any other jurisdiction.

      Section 26. Termination of Prior Agreement. The parties agree that any prior pledge agreement with respect to the Collateral is terminated as of the effective date of this Agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

Allied World Assurance Ltd                          CITIBANK, N.A.

BY: /S/ S.G. Cubbon                                 BY: /s/ R. Arch
    ----------------------------                        -----------------------
Name: S.G. Cubbon                                   Name:  R. Arch
Title: Vice President/Treasurer                     Title: Vice President

BY: /s/ M. Simmons
    ----------------------------
Name: M. Simmons
Title: Assistant Treasurer

                                    ANNEX A

                             CERTAIN DEFINED TERMS

Capitalized terms used herein shall have the respective meanings ascribed to them below:

"Collateral" has the meaning specified therefore in Section 2 hereof.

"Entitlement Holder" means a Person that (i) is an "entitlement holder" as defined in Section 8-102(a)(7) of the NYUCC (except in respect of a Book-entry Security); and (ii) in respect of any book-entry Security, is an "entitlement holder" as defined in 31 C.F.R. 357.2 (or, as applicable to such book-entry Security, the corresponding Federal Book-Entry Regulations governing such book-entry Security) which, to the extent required or permitted by the Federal Book-Entry Regulations, is also an "entitlement holder" as defined in Section 8-102(a)(7) of the NYUCC.

"Entitlement Order" shall have the meaning set forth in Section 8-102(a)(8) of the NYUCC and shall include, without limitation, any notice or related instructions from the Pledgee directing the transfer or redemption of the Collateral or any part thereof.

"Federal Book-Entry Regulations" means the federal regulations contained in Subpart B ("Treasury/Reserve Automated Debt Entry System (TRADES)" governing book-entry securities consisting of United States Treasury securities, U.S. Treasury bonds, notes and bills) and Subpart D ("Additional Provisions") of 31 C.F.R. Part 357, 31 C.F.R. 357.10 through 357.14 and 357.41 through 357.44
(including related defined terms in 31 C.F.R. 357.2), as amended by regulations published at 61 Fed. Reg. 43626 (August 23, 1996) and as amended by an subsequent regulations.

"Lien" means any mortgage, pledge, attachment, lien, charge, claim, encumbrance, lease or security interest, easement, right of first or last refusal, right of first offer or other option or contingent purchase right.

"NYUCC" means the Uniform Commercial Code from time to time in effect in the State of New York.

"Person" means any individual, corporation, partnership, joint venture, foundation, association, joint-stock company, trust, unincorporated organization, government or any political subdivision thereof or any agency or instrumentality of any thereof.

"Secured Obligations" has the meaning specified therefore in Section 3 hereof.

"Secured Intermediary" means a person that (i) is a "securities intermediary" as defined in Section 8-102(a)(14) of the NYUCC and (ii) in respect of any U.S. Government Obligations, is also a "securities intermediary" as defined in 31 C.F.R. 357.2.

"Security Control" means "control" as defined in Section 9-115(1)(e) of the NYUCC.

"Security Entitlement" means (i) security entitlement" as defined in Section 8-102(a)(17) of the NYUCC (except in respect of a U.S. Government Obligation); and (ii) in respect of any U.S. Government Obligation, a "security entitlement" as defined in 31 C.F.R. 357.2 which, to the extent required or permitted by the Federal Book-Entry Regulations, is also a "security entitlement" as defined in
Section 8-102(a)(17) of the NYUCC.

"STRIPS" shall have the meaning thereof set forth in Section 357.2 of the Federal Book-Entry Regulations.

"U.S. Government Obligations" means all of the United States Treasury securities (including STRIPS) maintained in the commercial book-entry system entitled Treasury/Reserve Automated Debt Entry System ("TRADES") pursuant to the Federal Book-Entry Regulations or pursuant to a successor system.

(b) NYUCC Terms. Terms defined or referenced in the NYUCC and not otherwise defined or referenced herein are used herein as therein defined or referenced. In particular, the following terms are used herein as defined or referenced in the respective NYUCC sections indicated below: "Account": Section 9-106; "Entitlement Order": Section 8-102(a)(8); "Financial Asset": Section 8-102(a)(9); "Instrument": Section 9-105(l)(i): "Investment Property": Section 9-115(1)(f); "Person": Section 1-201(30); "Securities Account": Section 8-501(a); "Security": Section 8-102(a)(15).